Ivy Funds

Supplement dated May 2, 2013 to the

Ivy Funds Prospectus dated July 31, 2012

and as supplemented September 12, 2012, December 3, 2012, January 2, 2013, January 7, 2013,

January 11, 2013, January 18, 2013 and April 8, 2013

The following replaces the “Portfolio Managers” section on page 50 for Ivy Global Bond Fund:

Portfolio Managers

Daniel J. Vrabac, Senior Vice President of IICO, and Mark G. Beischel, Senior Vice President and Global Director of Fixed Income of IICO, have managed the Fund since April 2008. Effective June 1, 2013, Mr. Vrabac is retiring from IICO and Mr. Beischel will become the sole portfolio manager of the Fund.

Effective June 1, 2013, the third paragraph in the “Portfolio Management — Ivy Asset Strategy Fund” section on page 184 is deleted in its entirety.

The following is added as a new paragraph at the end of the “Portfolio Management — Ivy Global Bond Fund” section on page 186:

Effective June 1, 2013, Mr. Vrabac is retiring from IICO and WRIMCO and Mr. Beischel will become the sole portfolio manager of the Fund.

Supplement	Prospectus	1